Delaware Core Equity Fund
Delaware Devon Fund
Delaware Growth and Income Fund


Dear Shareholder:

Enclosed is a Notice of Meeting for
a Special Joint Meeting of
Shareholders of Delaware Core
Equity Fund, Delaware Devon Fund
and Delaware Growth and Income
Fund.  The Meeting has been called
for February 19, 2004 at 4:00 p.m.
Eastern time at the offices of
Delaware Investments located at
2001 Market Street, 2nd Floor
Auditorium, Philadelphia,
Pennsylvania 19103-7055.  The
accompanying Joint Proxy
Statement/Prospectus describes a
proposal being presented for your
consideration and requests your
prompt attention and vote by mail

using the enclosed proxy card, by
telephone or by the Internet.




Please take a moment to vote!


This Meeting is critically
important.  You are being asked to
consider and approve an Agreement
and Plan of Reorganization that
would result in your shares of the
Core Equity Fund, the Devon Fund
and/or the Growth and Income Fund
being exchanged for those of
another fund in the Delaware
Investments Family of Funds called
Delaware Decatur Equity Income
Fund, a series of Delaware Group
Equity Funds II.


If the shareholders of your Fund
approve the proposal, the Decatur
Equity Income Fund will acquire
substantially all of the assets and
assume the liabilities of your
Fund:



* You will receive shares of the
Decatur Equity Income Fund equal in
value to your investment in shares
of your Fund.
* You will no longer be a
shareholder of your current Fund
and will become a shareholder of
the Decatur Equity Income Fund.

The transaction is being proposed
because, although the Decatur
Equity Income Fund has an
investment objective and investment
policies that are similar to your
Fund (as outlined in the Joint
Proxy Statement/Prospectus), the
Decatur Equity Income Fund has a
better long-term performance record
and lower expenses compared to your
Fund.  Additionally, with respect
to the Core Equity Fund and the
Devon Fund, the asset growth has
been low and we believe the
projected growth in assets may not
be sufficient to continue to offer
them with competitive performance
and high quality service to
shareholders over the long term.
Combining these Funds will bring
the assets in the Decatur Equity
Income Fund to approximately $1.6
billion, which is significantly
larger than your Fund.  The Decatur
Equity Income Fund is managed by
Delaware Management Company, which
is also the investment adviser of
your Fund.


Please take the time to review this
entire document and vote now!
Whether or not you plan to attend
the Meeting, please vote your
shares by mail, telephone, or by
the Internet.  If you determine at
a later date that you wish to
attend this Meeting, you may revoke
your proxy and vote in person.

Thank you for your prompt attention
and participation.

Sincerely,


Jude T. Driscoll
Chairman





DELAWARE CORE EQUITY FUND
(a series of Voyageur Mutual Funds
III)

DELAWARE DEVON FUND
(a series of Delaware Group Equity
Funds I)

DELAWARE GROWTH AND INCOME FUND
(a series of Delaware Group Equity
Funds II)

2005 Market Street
Philadelphia, PA 19103-7094

NOTICE OF SPECIAL JOINT MEETING OF
SHAREHOLDERS

To be held on February 19, 2004


To the Shareholders:

NOTICE IS HEREBY GIVEN that a
Special Joint Meeting (the
"Meeting") of Shareholders of
Delaware Core Equity Fund (the
"Core Equity Fund"), a series of
Voyageur Mutual Funds III, Delaware
Devon Fund (the "Devon Fund"), a
series of Delaware Group Equity
Funds I, and Delaware Growth and
Income Fund (the "Growth and Income
Fund"), a series of Delaware Group
Equity Funds II (each, an "Acquired
Fund" and a series of a "Trust";
collectively, the "Acquired Funds"
and series of the "Trusts"), will
be held at the offices of Delaware
Investments located at 2001 Market
Street, 2nd Floor Auditorium,
Philadelphia, PA 19103-7055, on
February 19, 2004 at 4:00 p.m.
Eastern time.  The Meeting is being
called for the following reasons:

1.	For shareholders of each
Acquired Fund to vote on an
Agreement and Plan of
Reorganization between each Trust,
on behalf of the respective
Acquired Fund, and Delaware Group
Equity Funds II, on behalf of
Delaware Decatur Equity Income Fund
(the "Decatur Equity Income Fund"),
that provides for: (i) the
acquisition by the Decatur Equity
Income Fund of substantially all of
the assets of the Acquired Fund in
exchange for shares of the Decatur
Equity Income Fund and assumption
by the Decatur Equity Income Fund
of the liabilities of that Acquired
Fund; (ii) the pro rata
distribution of shares of the
Decatur Equity Income Fund to the
shareholders of the Acquired Fund;
and (iii) the liquidation and
dissolution of the Acquired Fund.


2.	To vote upon any other
business as may properly come
before the Meeting or any
adjournment thereof.


The transaction contemplated by
each Agreement and Plan of
Reorganization is described in the
attached Joint Proxy
Statement/Prospectus.  A copy of
the form of the Agreement and Plan
of Reorganization is attached as
Exhibit A to the Joint Proxy
Statement/Prospectus.



Shareholders of record of each
Acquired Fund as of the close of
business on October 31, 2003 are
entitled to notice of, and to vote
at, the Meeting or any adjournment
thereof.  Whether or not you plan
to attend the Meeting, please vote
your shares by returning the Proxy
Card by mail in the enclosed
postage-paid envelope, or by voting
by telephone or the Internet.  Your
vote is important.


By Order of the Boards of Trustees,


Richelle S. Maestro
Secretary

November 24, 2003

To secure the largest possible
representation and to save the
expense of further mailings, please
mark your Proxy Card, sign it, and
return it in the enclosed envelope,
which requires no postage if mailed
in the United States.  If you
prefer, you may instead vote by
telephone or the Internet.  You may
revoke your Proxy at any time at or
before the Meeting or vote in
person if you attend the Meeting.




Joint Proxy Statement/Prospectus

TABLE OF CONTENTS


Page

Cover Pages

			Cover
Summary
	What is the purpose of the
proposal?
	How will the shareholder
voting be handled?

	What are the general tax
consequences of the Transaction?
Comparisons of Some Important
Features
	How do the investment
objectives and policies
	   of each of the Acquired
Funds and the Decatur Equity Income
Fund compare?
	What are the risks of an
investment in the Funds?
	Who manages the Decatur
Equity Income Fund?
	What are the fees and
expenses of each Fund and what
might they be
	   after the Transaction?
	Where can I find more
financial information about the
Funds?
	What are other key features
of the Funds?
		Transfer Agency,
Custody and Administrative Services
		Management and
Administration Fees
		Distribution Services
		Rule 12b-1 Plans
		Purchases and
Redemptions
		Dividends and
Distributions
Reasons for the Transaction
Information about the Transaction
	How will the Transaction be
carried out?
	Who will pay the expenses of
the Transaction?
	What are the tax consequences
of the Transaction?
	What should I know about
Decatur Equity Income Fund Shares?
	What are the capitalizations
of the Funds
	   and what might the
capitalization be after the
Transaction?
Comparison of Investment Objectives
and Policies
	Are there any significant
differences between
	   the investment objectives,
strategies and investment policies
of
	   the Core Equity Fund and
the Decatur Equity Income Fund?
	Are there any significant
differences between the investment
	   objectives, strategies and
investment policies of the Devon
	   Fund and the Decatur
Equity Income Fund?
	Are there any significant
differences between the investment
	   objectives, strategies and
investment policies of the Growth
and
	   Income Fund and the
Decatur Equity Income Fund?
	How do the investment
restrictions of the Funds differ?
	What are the risk factors
associated with investments in the
Funds?


Voting Information
	How many votes are necessary
to approve the Plan?
	How do I ensure my vote is
accurately recorded?
	Can I revoke my proxy?
	What other matters will be
voted upon at the Meeting?
	Who is entitled to vote?
	What other solicitations will
be made?
Information about the Decatur
Equity Income Fund
Information about the Core Equity
Fund
Information about the Devon Fund

Information about the Growth and
Income Fund
Information about each Fund
Principal Holders of Shares



JOINT PROXY STATEMENT/PROSPECTUS

Dated November 17, 2003

Acquisition of the Assets of

DELAWARE CORE EQUITY FUND
(a series of Voyageur Mutual Funds
III)

DELAWARE DEVON FUND
(a series of Delaware Group Equity
Funds I)

and

DELAWARE GROWTH AND INCOME FUND
(a series of Delaware Group Equity
Funds II)


By and in exchange for shares of

DELAWARE DECATUR EQUITY INCOME FUND
(a series of Delaware Group Equity
Funds II)


This Joint Proxy
Statement/Prospectus solicits
proxies to be voted at a Special
Joint Meeting of Shareholders (the
"Meeting") of Delaware Core Equity
Fund (the "Core Equity Fund"), a
series of Voyageur Mutual Funds
III, Delaware Devon Fund (the
"Devon Fund"), a series of Delaware
Group Equity Funds I, and Delaware
Growth and Income Fund (the "Growth
and Income Fund"), a series of
Delaware Group Equity Funds II
(each, an "Acquired Fund" and a
series of a "Trust"; collectively,
the "Acquired Funds" and series of
the "Trusts") to vote on a separate

Agreement and Plan of
Reorganization (the "Plan") for
each Acquired Fund. If shareholders
of an Acquired Fund vote to approve
the Plan, substantially all of the
assets of that Acquired Fund will
be acquired by Delaware Decatur
Equity Income Fund (the "Decatur
Equity Income Fund" and, together
with the Acquired Funds, each a
"Fund" and collectively, the
"Funds"), a series of Delaware
Group Equity Funds II (the
"Acquiring Trust"), in exchange for
shares of the Decatur Equity Income
Fund ("Decatur Equity Income Fund
Shares") and the assumption by the
Decatur Equity Income Fund of the
liabilities of that Acquired Fund.
The principal offices of the Trusts
and the Acquiring Trust are located
at 2005 Market Street,
Philadelphia, PA 19103-7094. You
can reach the offices of both the
Trusts and the Acquiring Trust by
telephone by calling 1-800-523-
1918.


The Meeting will be held at the
offices of Delaware Investments
located at 2001 Market Street, 2nd
Floor Auditorium, Philadelphia, PA
19103-7055, on February 19, 2004 at
4:00 p.m. Eastern time.  The Boards
of Trustees of the Trusts, on
behalf of each Acquired Fund, are
soliciting these proxies.  This
Joint Proxy Statement/Prospectus
will first be sent to shareholders
on or about December 1, 2003.



If the shareholders of your
Acquired Fund vote to approve the
Plan, you will receive Decatur
Equity Income Fund Shares equal in
value to your investment in the
Acquired Fund.  The Acquired Fund
will then be liquidated.



The Decatur Equity Income Fund's
investment objective is to seek
total return.  The investment
objective of each Acquired Fund is
similar to the Decatur Equity
Income Fund's objective.  The
investment objectives of each of
the Acquired Funds are as follows:
the Core Equity Fund seeks long-
term capital appreciation; the
Devon Fund seeks total return; and
the Growth and Income Fund seeks
capital appreciation, with current
income as a secondary objective.

This Joint Proxy
Statement/Prospectus gives the
information about Decatur Equity
Income Fund Shares that you should
know before investing.  You should
retain it for future reference.  A
Statement of Additional Information
dated November 17, 2003 relating to
this Joint Proxy
Statement/Prospectus containing
more information about the Decatur
Equity Income Fund, the Acquired
Funds and the proposed transaction
has been filed with the SEC and is
incorporated herein by reference.

The following documents are
included with and considered a part
of this Joint Proxy
Statement/Prospectus, and are
intended to provide you with
information about the Decatur
Equity Income Fund.


* The Prospectus[es] of the Decatur
Equity Income Fund, dated January
31, 2003 (the "Decatur Equity
Income Fund Prospectus[es]"). [add
language "as supplemented?]

* The Annual Report to Shareholders
of the Decatur Equity Income Fund
for the fiscal year ended November
30, 2002 (the "Decatur Equity
Income Fund Annual Report").


* The Semiannual Report to
Shareholders of the Decatur Equity
Income Fund for the period ended
May 31, 2003 (the "Decatur Equity
Income Fund Semiannual Report").

It is anticipated that an updated
prospectus and annual report for
the Decatur Equity Income Fund will
be available in late January 2004,
and will be delivered to
shareholders of the Acquired Funds
when available.  These documents,
when available, will supersede the
current prospectus, annual report
and semiannual report of the
Decatur Equity Income Fund, and
will be incorporated by reference
into this Joint Proxy
Statement/Prospectus at that time.


The Prospectus of the Core Equity
Fund dated June 30, 2003 (as
supplemented August 22, 2003), the
Prospectus of the Devon Fund dated
December 31, 2002 (as supplemented
July 10, 2003 and August 22, 2003),
and the Prospectus of the Growth
and Income Fund dated January 31,
2003 (as supplemented May 1, 2003
and August 22, 2003) are
incorporated by reference into this
Joint Proxy Statement/Prospectus.
You can request a free copy of the
Statement of Additional Information
or any of the documents described
above by calling 1-800-523-1918, or
by writing to the Acquiring Trust
or the Trusts at Attention: Account
Services, 2005 Market Street,
Philadelphia, PA 19103-7094.


Like all mutual funds, the
Securities and Exchange Commission
has not approved or disapproved
these securities or passed upon the
adequacy of this Joint Proxy
Statement/Prospectus.  Any
representation to the contrary is a
criminal offense.



Mutual fund shares are not deposits
or obligations of, or guaranteed or
endorsed by, any bank, and are not
insured by the Federal Deposit
Insurance Corporation, the Federal
Reserve Board, or any other U.S.
government agency.  Mutual fund
shares involve investment risks
including the possible loss of

principal.





SUMMARY



This is only a summary of certain
information contained in this Joint
Proxy Statement/Prospectus.  You
should read the more complete
information in the rest of this
Joint Proxy Statement/Prospectus,
including the Plan (attached as
Exhibit A to the Joint Proxy
Statement/Prospectus) and the
Decatur Equity Income Fund
Prospectuses, Annual Report and
Semiannual Report included with
this Joint Proxy
Statement/Prospectus.



What is the purpose of the
proposal?



The Board of Trustees of each Trust
has approved a Plan for its
Acquired Fund and recommends that
shareholders of its Acquired Fund
approve the Plan.  If shareholders
of an Acquired Fund approve the
Plan, that Fund's net assets will
be transferred to the Decatur
Equity Income Fund in exchange for
an equal value of Decatur Equity
Income Fund Shares.  These Decatur
Equity Income Fund Shares will then
be distributed pro rata to the
Acquired Fund's shareholders and
that Acquired Fund will be
liquidated and dissolved.  The
proposed transaction for each
Acquired Fund is referred to in
this Joint Proxy
Statement/Prospectus as the
"Transaction."1

This means that your shares of the
Core Equity Fund, the Devon Fund
and/or the Growth and Income Fund
will be exchanged for an equal
value of Decatur Equity Income Fund
Shares.  As a result, you will
cease to be a shareholder of your
Acquired Fund and will become a
shareholder of the Decatur Equity
Income Fund.  This exchange will
occur on a date agreed to between
each Trust and the Acquiring Trust
(hereafter, the "Closing Date").



Like each Acquired Fund, the
Decatur Equity Income Fund is a
mutual fund within the Delaware
Investments Family of Funds that is
managed by Delaware Management
Company (the "Manager").  Its
investment objective and policies
are similar, but not identical, to
each Acquired Fund.



For the reasons set forth below
under "Reasons for the
Transaction," the Boards of
Trustees of each Trust and the
Acquiring Trust have concluded that
the Transaction is in the best
interests of the respective
shareholders of each Acquired Fund
and the Decatur Equity Income Fund.
Each Board of Trustees has also
concluded that no dilution in value
would result to the shareholders of
each respective Fund as a result of
the Transaction.



The Boards of Trustees of each
Trust recommend that you vote

to approve the Plan.



How will the shareholder voting be
handled?



Shareholders of each of the
Acquired Funds will vote separately
to determine whether their Fund
will be reorganized into the
Decatur Equity Income Fund.
Shareholders of each Acquired Fund
who own shares at the close of
business on October 31, 2003 will
be entitled to vote at the Meeting,
and will be entitled to one vote
for each full share and a
fractional vote for each fractional
share that they hold.  To approve
the Transaction, a majority (as
defined under federal law) of the
outstanding voting shares of that
Acquired Fund must be voted in
favor of the Plan.



Please vote by proxy as soon as you
receive this Joint Proxy
Statement/Prospectus.  You may
place your vote by completing and
signing the enclosed proxy card or
by telephone or by the Internet.
If you return your

signed proxy card or vote by
telephone or by Internet, your
votes will be officially cast at
the Meeting by the persons
appointed as proxies.  You can
revoke your proxy or change your
voting instructions at any time
until the vote is taken at the
Meeting.  For more details about
shareholder voting, see the "Voting
Information" section of this Joint
Proxy Statement/Prospectus.



What are the general tax
consequences of the Transaction?



It is expected that shareholders of
the Core Equity Fund, the Devon
Fund and the Growth and Income Fund
will not recognize any gain or loss
for federal income tax purposes as
a result of the exchange of their
shares for Decatur Equity Income
Fund Shares.  You should, however,
consult your tax advisor regarding
the effect, if any, of the
Transaction in light of your
individual circumstances.  You
should also consult your tax
advisor about state and local tax
consequences of the Transaction, if
any, because the information about
tax consequences in this document
relates to the federal income tax
consequences only.  For further

information about the tax
consequences of the Transaction,
see "Information About the
Transaction - What are the tax
consequences of the Transaction?"



COMPARISONS OF SOME IMPORTANT
FEATURES



How do the investment objectives
and policies of each of the
Acquired Funds and the Decatur
Equity Income Fund compare?



Core Equity Fund



The Core Equity Fund and the
Decatur Equity Income Fund have
similar investment objectives and
policies.  The principal difference
between the investment objectives
of the Funds is that the Core
Equity Fund's investment objective
is to seek long-term capital
appreciation, as compared to the
Decatur Equity Income Fund's
investment objective to seek total
return.  The Core Equity Fund
invests primarily in equity
securities of large capitalization
companies that are believed to have
the potential for consistent long-
term earnings growth.  The Decatur
Equity Income Fund primarily
invests in income-producing equity
securities of large, well-
established companies.  The primary
difference between the investment
strategies of the Core Equity Fund
and the Decatur Equity Income Fund
has been that, while both Funds
invest in securities with value
characteristics, the Core Equity
Fund also invests in securities
with growth characteristics.  The
Decatur Equity Income Fund also may
invest up to 15% of its net assets
in high yield, higher risk
corporate bonds, commonly known as
junk bonds.



Devon Fund

The investment objective of both
the Devon Fund and the Decatur
Equity Income Fund is to seek total
return.  Although both Funds invest
in securities with value
characteristics, the primary
difference between the investment
strategies of the Devon Fund and
the Decatur Equity Income Fund has
been that the Devon Fund also
invests in securities with growth
characteristics.  The Decatur
Equity Income Fund also may invest
up to 15% of its net assets in high
yield, higher risk corporate bonds,
commonly known as junk bonds.



Growth and Income Fund

	The Growth and Income Fund
and the Decatur Equity Income Fund
have similar investment objectives
which generally seek to provide
total return.  The principal
difference between the investment
strategies of the Funds is that the
Growth and Income Fund's investment
objective is to seek capital
appreciation with current income as
a secondary objective, as compared
to the Decatur Equity Income Fund's
investment objective to seek total
return.  Both the Growth and Income
Fund and the Decatur Equity Income
Fund invest primarily in common
stocks of large, well-established
companies that the Manager believes
are undervalued and have the
potential to increase in price over
time.  Although the Growth and
Income Fund and the Decatur Equity
Income Fund share similar
investment strategies, the Decatur
Equity Income Fund also may invest
up to 15% of its net assets in high
yield, higher risk corporate bonds,
commonly known as junk bonds.

For further information about the
investment objectives and policies
of the Funds, see "Comparison of
Investment Objectives and
Policies."

What are the risks of an investment
in the Funds?

As with any mutual fund,
investments in the Funds involve
risks.  There can be no guarantee
against losses resulting from an
investment in any Fund, nor can
there be any assurance that any
Fund will achieve its investment
objective.

The risks associated with an
investment in the Decatur Equity
Income Fund are substantially
similar to the risks associated
with investments in the Core Equity
Fund, the Devon Fund and the Growth
and Income Fund.  Those risks
include declines in security
prices, which could be caused by
problems in the economy, a decline
in the stock market or poor
performance in specific industries
or companies in which the Funds may
invest.

Investments in the Core Equity Fund
may be subject to somewhat less
risk than investments in the
Decatur Equity Income Fund.  Unlike
the Core Equity Fund, the Decatur
Equity Income Fund may invest a
small percentage of its assets in
high-yield bonds, which may expose
the Decatur Equity Income Fund to
interest rate and credit risks.
The Decatur Equity Income Fund may
also have somewhat greater foreign
securities risk than the Core
Equity Fund.

Investments in the Devon Fund, as
compared to investments in the
Decatur Equity Income Fund, may be
exposed to certain futures and
options risks.  For defensive
purposes, the Devon Fund may buy
and sell futures and options, which
carries the risk that a loss may
occur when a security or index
moves in a direction opposite from
what a portfolio manager had
originally anticipated.  Unlike the
Devon Fund, the Decatur Equity
Income Fund may invest a small
percentage of its assets in high-
yield bonds, which may expose the
Decatur Equity Income Fund to
interest rate and credit risks.



	Investments in the Growth and
Income Fund may be subject to less
risk than investments in the
Decatur Equity Income Fund.  Unlike
the Growth and Income Fund, the
Decatur Equity Income Fund may
invest a small percentage of its
assets in high-yield bonds, which
may expose the Decatur Equity
Income Fund to interest rate and
credit risks.

For further information about the
investment risks of the Funds, see
"Comparison of Investment
Objectives and Policies."

Who manages the Decatur Equity
Income Fund?

	The management of the
business and affairs of the Decatur
Equity Income Fund is the
responsibility of the Board of
Trustees of the Acquiring Trust.
The Board elects officers who are
responsible for the day-to-day
operations of the Fund.

Each of the Acquired Funds and the
Decatur Equity Income Fund is
managed by Delaware Management
Company, a series of Delaware
Management Business Trust (the
"Manager"), which is an indirect,
wholly owned subsidiary of Delaware
Management Holdings, Inc.  The
Manager and its predecessors have
been managing the assets of the
funds in the Delaware Investments
Family of Funds since 1938.  As of
September 30, 2003, the Manager and
its advisory affiliates within
Delaware Investments were managing
in the aggregate more than [$___]
billion in assets.

John B. Fields, Senior Vice
President/Senior Portfolio Manager,
has primary responsibility for
making day-to-day investment
decisions for the Decatur Equity
Income Fund.  When making
investment decisions for the
Decatur Equity Income Fund, Mr.
Fields regularly consults with
members of the Value Equity team:
Robert L. Arnold, Timothy G.
Connors, Nancy M. Crouse, George E.
Deming, Brian T. Hannon, Francis X.
Morris, Michael S. Morris and James
J. Wright.

John B. Fields earned a bachelor's
degree and an MBA from Ohio State
University.  He has been managing
the Decatur Equity Income Fund
since 1993.  He has 31 years of
investment management experience.
Mr. Fields came to Delaware
Investments from DuPont, where he
served as the Director of Domestic
Equity Risk Management.  He is also
a member of the Financial Analysts
Society of Wilmington, Delaware.

Robert L. Arnold, Vice
President/Senior Portfolio Manager,
holds a BS degree from Carnegie
Mellon University and earned an MBA
from the University of Chicago. Mr.
Arnold began his investment career
as a management consultant with
Arthur Young in Philadelphia. Prior
to joining Delaware Investments in
March 1992, he was a planning
analyst with Chemical Bank in New
York. Before acting as a portfolio
manager at Delaware Investments, he
was a financial analyst focusing on
the financial services industry,
including banks, thrifts, insurance
companies and consumer finance
companies.

Timothy G. Connors, Senior Vice
President/Chief Investment Officer,
Value Investing, earned a
bachelor's degree at the University
of Virginia and an MBA degree in
finance at Tulane University. He
joined Delaware Investments in 1997
after serving as a Principal at
Miller, Anderson & Sherrerd, where
he managed equity accounts,
conducted sector analysis, and
directed research. He previously
held positions at CoreStates
Investment Advisers and Fauquier
National Bank. He is a CFA
charterholder and a member of the
Association for Investment
Management and Research.

Nancy M. Crouse, Senior Vice
President/Senior Portfolio Manager,
has a bachelor's degree from
Lafayette College and an MBA from
the University of Pittsburgh. She
began her career at Philadelphia
National Bank. Prior to joining
Delaware Investments in 1993, she
served as Vice President at
CoreStates Investment Advisers,
where she performed securities
analysis and managed balanced
portfolios. Ms. Crouse is a CFA
charterholder.


George E. Deming, Senior Vice
President/Senior Portfolio Manager,
received a bachelor's degree in
economics and political science
from the University of Vermont and
a master's degree in international
affairs from the University of
Pennsylvania's Wharton School.
Before joining Delaware Investments
in 1978, he was responsible for
institutional portfolio management
at White Weld & Co. He is a member
of the Financial Analysts of
Philadelphia.

	Brian T. Hannon, Vice
President/Equity Analyst, earned
bachelor's degrees in economics and
chemical engineering at Carnegie-
Mellon University. He joined
Delaware Investments in 1997 after
serving as an Equity Research
Officer at ASB Capital Management,
Inc.  Previously, he held various
positions in equity research and
management at DuPont. He is a CFA
charterholder and a member of the
Association for Investment
Management and Research and the
Financial Analysts of Philadelphia.

Francis X. Morris, Senior Vice
President/Senior Portfolio Manager,
holds a bachelor's degree in
finance from Providence College in
Rhode Island and an MBA from
Widener University in Pennsylvania.
He has been managing mutual fund
portfolios at Delaware Investments
since 1999 and institutional equity
portfolios at Delaware Investments
since 1997.  He has 20 years of
investment management experience.
Mr. Morris came to Delaware
Investments from PNC Asset
Management, where he served as a
securities analyst, portfolio
manager and Director of Equity
Research.  He is past president of
the Financial Analysts of
Philadelphia.

Michael S. Morris, Vice
President/Senior Equity Analyst,
received his bachelor's degree in
finance from Indiana University.
Mr. Morris began his investment
career at The Ohio Casualty
Insurance Company, where he held
positions as both a Financial
Management Coordinator and as an
Equity Analyst. He subsequently
held research positions with the
State Teachers Retirement System of
Ohio and Pilgrim Baxter Value
Investors. Prior to joining
Delaware Investments in 1999, Mr.
Morris worked as an Equity Analyst
for Walnut Asset Management. Mr.
Morris is a CFA charterholder as
well as a member of the Board of
Directors of the Financial Analysts
of Philadelphia.

James J. Wright, Vice
President/Senior Equity Analyst,
received his bachelor's degree in
history from Vassar College and an
MBA from The Amos Tuck School of
Business Administration at
Dartmouth College. Prior to joining
Delaware Investments in 2000, he
served as a managing director of
Schuylkill Capital Management in
Philadelphia. Previously, he was a
portfolio manager at Gouws Capital
Management and an investment
officer at Provident National Bank.
Mr. Wright is CFA charterholder.



The above portfolio managers also
serve as the portfolio managers for
the Growth and Income Fund.  Messr.
Francis X. Morris serves as the
portfolio manager for the Devon
Fund, where he regularly consults
with Michael S. Morris.  The Core
Equity Fund is managed by a team of
portfolio managers from Voyageur
Asset Management, Inc., the Fund's
sub-adviser.


What are the fees and expenses of
each Fund?

FEES AND EXPENSES FOR THE DECATUR
EQUITY INCOME FUND
AND THE ACQUIRED FUNDS

________

Fund Names and Classes of Shares
Maximum Sales Load on Purchases
Maximum CDSC
Maximum Sales Load on Reinvested
Dividends
Redemption Fees
Exchange Fees
All Funds





Class A
5.75%
none1
none
none
none
Class B
none
4.00%2
none
none
none
Class C
none
1.00%3
none
none
none
Class R
none
none
none
none
none
Institutional Class
none
none
none
none
none

OPERATING EXPENSES

____________________

Fund Names and Classes of Shares
Management Fees
Distribution and Service (12b-1)
Fees
Other Expenses
Total Annual Fund Operating
Expenses
Fee Waivers and Payments
Net Expenses
Decatur Equity Income Fund after
Transaction






Class A
0.60%
0.28%5
0.44%
1.32%
(0.09%)6
1.23%
Class B
0.60%
1.00%
0.44%
2.04%
(0.09%)6
1.95%
Class C
0.60%
1.00%
0.44%
2.04%
(0.09%)6
1.95%
Class R
0.60%
0.60%
0.44%
1.64%
(0.09%)6
1.55%
Institutional Class
0.60%
none
0.44%
1.04%
(0.09%)6
0.95%







Decatur Equity Income Fund






Class A
0.61%
0.25%5
0.25%
1.11%
N/A
1.11%
Class B
0.61%
1.00%
0.25%
1.86%
N/A
1.86%
Class C
0.61%
1.00%
0.25%
1.86%
N/A
1.86%
Class R
0.61%
0.60%
0.25%
1.46%
N/A
1.46%
Institutional Class
0.61%
none
0.25%
0.86%
N/A
0.86%









Fund Names and Classes of Shares
Management Fees

Distribution and Service (12b-1)
Fees
Other Expenses
Total Annual Fund Operating
Expenses
Fee Waivers and Payments
Net Expenses
Core Equity Fund






Class A
0.65%
0.25%
1.09%
1.99%
N/A
1.99%
Class B
0.65%
1.00%
1.09%
2.74%
N/A
2.74%
Class C
0.65%
1.00%
1.09%
2.74%
N/A
2.74%
Class R
0.65%
0.60%
1.09%
2.34%
N/A
2.34%
Institutional Class
0.65%
none
1.09%
1.74%
N/A
1.74%







Devon Fund






Class A
0.65%
0.30%
1.17%
2.12%
(0.62%)7
1.50%
Class B
0.65%
1.00%
1.17%
2.82%
(0.62%)7
2.20%
Class C
0.65%
1.00%
1.17%
2.82%
(0.62%)7
2.20%
Class R
0.65%
0.60%
1.17%
2.42%
(0.62%)7
1.80%
Institutional Class
0.65%
none
1.17%
1.82%
(0.62%)7
1.20%







Growth and Income Fund






Class A
0.64%
0.30%
0.46%
1.40%
N/A
1.40%
Class B
0.64%
1.00%
0.46%
2.10%
N/A
2.10%
Class C
0.64%
1.00%
0.46%
2.10%
N/A
2.10%
Class R
0.64%
0.60%
0.46%
1.70%
N/A
1.70%
Institutional Class
0.64%
none
0.46%
1.10%
N/A
1.10%


Examples:

The following Examples are intended
to help you compare the cost of
investing in an Acquired Fund with
the cost of investing in the
Decatur Equity Income Fund.  Each
Example assumes that you invest
$10,000 in each Fund for the time
period indicated and then redeem
all of your shares at the end of
those periods.  Each Example also
assumes that your investment has a
5% return each year.7 These are
examples only, and do not represent
future expenses, which may be
greater or less than those shown
below.


1 Year
3 Years
5 Years
10 Years





Decatur Equity Income Fund9 after
Transaction




Class A
$693
$961
$1,249
$2,066
Class B
$198
$631
$1,090
$2,177
Class B (if redeemed)
$598
$906
$1,315
$2,177
Class C
$198
$631
$1,090
$2,362
Class C (if redeemed)
$298
$631
$1,090
$2,362
Class R
$158
$508
$883
$1,936
Institutional Class
$97
$322
$565
$1,263





Core Equity Fund8




Class A
$765
$1,164
$1,586
$2,759
Class B
$277
$850
$1,450
$2,891
Class B (if redeemed)
$677
$1,125
$1,675
$2,891
Class C
$277
$850
$1,450
$3,070
Class C (if redeemed)
$377
$850
$1,450
$3,070
Class R
$237
$730
$1,250
$2,676
Institutional Class
$177
$548
$944
$2,052





Devon Fund




Class A
$719
$1,144
$1,595
$2,840
Class B
$223
$816
$1,434
$2,935
Class B (if redeemed)
$623
$1,091
$1,659
$2,935
Class C
$223
$816
$1,434
$3,103
Class C (if redeemed)
$323
$816
$1,434
$3,103
Class R
$183
$695
$1,235
$2,709
Institutional Class
$122
$512
$927
$2,086





Growth and Income Fund




Class A
$709
$993
$1,297
$2,158
Class B
$213
$658
$1,129
$2,252
Class B (if redeemed)
$613
$933
$1,354
$2,252
Class C
$213
$658
$1,129
$2,431
Class C (if redeemed)
$313
$658
$1,129
$2,431
Class R
$173
$536
$923
$2,009
Institutional Class
$112
$350
$606
$1,340



1 A purchase of Class A shares of
$1 million or more may be made at
net asset value.  However, if you
buy the shares through a financial
advisor who is paid a commission, a
contingent deferred sales charge
will apply to certain redemptions
made within two years of purchase.
Additional Class A purchase options
that involve a contingent deferred
sales charge may be permitted from
time to time and will be disclosed
in the Prospectus if they are
available.

2 If you redeem Class B shares
during the first year after you buy
them, you will pay a contingent
deferred sales charge of 4.00%,
which declines to 3.25% during the
second year, 2.75% during the third
year, 2.25% during the fourth and
fifth years, 1.50% during the sixth
year and 0% thereafter.

3 Class C shares redeemed within
one year of purchase are subject to
a 1.00% contingent deferred sales
charge.

4 Exchanges are subject to the
requirements of each fund in the
Delaware Investments family.  A
front-end sales charge may apply if
you exchange your shares into a
fund that has a front-end sales
charge.

5 The Board of Trustees adopted a
formula for calculating 12b-1 plan
expenses that went into effect on
May 2, 1994.  Under this formula,
12b-1 plan expenses for Class A
shares will not be more than 0.30%
or less than 0.10%.  Class B and
Class C shares are subject to an
annual 12b-1 fee of 1.00% of
average daily net assets.

6 Decatur Equity Income Fund's
expenses will be capped at its
existing expense level (excluding
any 12b-1 plan expenses)
immediately prior to the date of
the merger, which may differ from
0.95%.  For pro forma financial
statement purposes, the expense
level to be used for calculation is
0.95% which is the current expense
level as of the date of the pro
forma financial statements.  The
net expenses shown for the Decatur
Equity Income Fund in the table are
based on the Fund's last completed
fiscal year, November 30, 2002,
which differ from the current
expense level as of the date of the
pro forma financial statements and
may differ from the level of the
expense cap as of the date of the
merger.
7 The Manager has contracted to
waive its fee and pay expenses
through December 31, 2004 in order
to prevent total operating expenses
(excluding any 12b-1 plan expenses,
taxes, interest, brokerage fees and
extraordinary expenses) from
exceeding 1.20% of average daily
net assets.
8 A Fund's actual rate of return
may be greater or less than the
hypothetical 5% return we use here.
Also, this example assumes that a
Fund's total operating expenses
remain unchanged in each of the
periods we show.
9 The Class B example reflects the
conversion of Class B shares to
Class A shares after approximately
eight years.  Information for the
ninth and tenth years reflects
expenses of the Class A shares.


Where can I find more financial
information about the Funds?


The Decatur Equity Income Fund's
Annual Report and Semiannual
Report, which are included with
this Joint Proxy
Statement/Prospectus, contain a
discussion of the Fund's
performance during the past fiscal
year and six month period,
respectively, and show per share
information for each of the past
five fiscal years.

The Prospectuses and the Annual and
Semiannual Reports for each
Acquired Fund contain further
financial information about those
Funds.  These documents are
available upon request. (See
"Information About the Core Equity
Fund," "Information About the Devon
Fund" and "Information About the
Growth and Income Fund.")

What are other key features of the
Funds?

Transfer Agency, Accounting,
Custody and Administrative
Services.  Delaware Service
Company, Inc. ("DSC"), an affiliate
of the Manager, acts as shareholder
servicing, dividend disbursing and
transfer agent for each Acquired
Fund and the Decatur Equity Income
Fund, and for other mutual funds in
the Delaware Investments Family of
Funds.  DSC also provides
accounting services to each Fund.
Those services include performing
all functions related to
calculating each Fund's net asset
value and providing all financial
reporting services, regulatory
compliance testing and other
related accounting services.  For
its services, DSC is paid fees by
each Fund according to fee
schedules that are the same for
each retail Fund in the Delaware
Investments Family of Funds.  These
fees are charged to each Fund,
including the Decatur Equity Income
Fund and Acquired Funds, on a pro
rata basis.

JPMorgan Chase Bank is the
custodian of the securities and
other assets of each of the
Acquired Funds and the Decatur
Equity Income Fund, except for the
Core Equity Fund, which utilizes
Mellon Bank, N.A. as its custodian.
The main office of JPMorgan Chase
Bank is 4 Chase Metrotech Center,
Brooklyn, New York 11245.  The main
office of Mellon Bank, N.A. is One
Mellon Center, Pittsburgh, PA
15258.

Management and Administration Fees.
The Manager is the investment
manager of all of the Acquired
Funds and the Decatur Equity Income
Fund.  The Manager has entered into
separate management agreements
relating to each of the Funds that
provide for reductions in fee rates
as the assets of the Funds
increase.  Under each of the Fund's
management agreements, the Fund
pays the Manager a management fee
as a percentage of average daily
net assets equal to: 0.65% on the
first $500 million; 0.60% on the
next $500 million; 0.55% on the
next $1,500 million, and 0.50% on
assets in excess of $2,500 million.

The Manager has contracted to waive
its fee and pay expenses of the
Devon Fund through December 31,
2004, in order to prevent total
operating expenses (excluding any
12b-1 plan expenses, taxes,
interest, brokerage fees and
extraordinary expenses) from
exceeding 1.20% of average daily
net assets. The Manager has also
contracted to waive that portion,
if any, of the annual management
fees payable by the Decatur Equity
Income Fund and to pay certain
expenses of the Fund to the extent
necessary to ensure that the total
operating expenses of the Fund for
one year from the date of the
Transaction (exclusive of taxes,
interest, brokerage commissions,
extraordinary expenses, and
applicable 12b-1 expenses) do not
exceed the total expense levels in
effect immediately prior to the
Transaction.

Distribution Services.  Pursuant to
underwriting agreements relating to
each of the Acquired Funds and the
Decatur Equity Income Fund,
Delaware Distributors, L.P. (the
"Distributor") serves as the
national distributor for the Funds.
The Distributor pays the expenses
of the promotion and distribution
of each Fund's shares, except for
payments by the Funds on behalf of
Class A Shares, Class B Shares,
Class C Shares and Class R Shares
under their respective 12b-1 Plans.
The Distributor is an indirect,
wholly owned subsidiary of Delaware
Management Holdings, Inc. and an
affiliate of the Manager.  Pursuant
to a contractual arrangement with
the Distributor, Lincoln Financial
Distributors, Inc. is primarily
responsible for promoting the sale
of each Fund's shares through
broker/dealers, financial advisors
and other financial intermediaries.

Rule 12b-1 Plans. Each Acquired
Fund and the Decatur Equity Income
Fund has adopted a separate
distribution plan or "Rule 12b-1
Plan" for each of its Class A
Shares, Class B Shares, Class C
Shares and Class R Shares
(collectively, the "Rule 12b-1
Plans" and, each individually, a
"Rule 12b-1 Plan").  The Rule 12b-1
Plans do not apply to Institutional
Classes of Shares.  Such Shares are
not included in calculating the
Rule 12b-1 Plans' fee and the Rule
12b-1 Plans are not used to assist
in the distribution or marketing of
Shares of the Institutional
Classes.

Each Rule 12b-1 Plan permits the
relevant Fund to pay out of the
assets of the Class A Shares, Class
B Shares, Class C Shares and Class
R Shares monthly fees to the
Distributor for its services and
expenses in distributing and
promoting shares of such classes.
These expenses may include, among
others, preparing and distributing
advertisements, sales literature
and prospectuses and reports used
for sales purposes, compensating
sales and marketing personnel, and
paying distribution and maintenance
fees to securities brokers and
dealers who enter into dealer's
agreements with the Distributor.
The Rule 12b-1 Plan expenses
relating to Class B Shares and
Class C Shares are also used to pay
the Distributor for advancing the
commission costs to dealers with
respect to the initial sale of such
shares.  In addition, absent any
applicable fee waiver, each Fund
may make payments out of the assets
of the Class A Shares, Class B
Shares, Class C Shares and Class R
Shares directly to other
unaffiliated parties, such as
banks, who either aid in the
distribution of shares of, or
provide services to, such Classes.

The maximum aggregate annual fee
payable by an Acquired Fund under
its Rule 12b-1 Plans and a Fund's
Distribution Agreement is, on an
annual basis: up to 0.25% of
average daily net assets of Class A
Shares; up to 1.00% (0.25% of which
are service fees to be paid to the
Distributor, dealers and others for
providing personal service and/or
maintaining shareholder accounts)
of Class B Shares' and Class C
Shares' average daily net assets
for the year; and 0.60% of average
daily net assets of Class R Shares.


The Board of Trustees of the
Decatur Equity Income Fund has
adopted a formula for calculating
12b-1 plan expenses that went into
effect on May 2, 1994. Under this
formula, annual 12b-1 plan expenses
for Class A shares of the Decatur
Equity Income Fund will not be more
than 0.30% or less than 0.10%. Like
the Acquired Funds, Class B and
Class C shares of the Decatur
Equity Income Fund are subject to
an annual 12b-1 fee of 1.00% of
average daily net assets (0.25% of
which are service fees to be paid
to the Distributor, dealers and
others for providing personal
service and/or maintaining
shareholder accounts), and Class R
Shares are subject to an annual
12b-1 fee of 0.60% of average daily
net assets.

The Boards of Trustees for the
Trusts and the Acquiring Trust may
reduce these amounts at any time.
All of the distribution expenses
incurred by the Distributor and
others, such as broker/dealers, in
excess of the amount paid on behalf
of Class A Shares, Class B Shares,
and Class C Shares is borne by such
persons without any reimbursement
from such Classes.  Subject to
seeking best execution, a Fund may,
from time to time, buy or sell
portfolio securities from or to
firms that receive payments under
the Rule 12b-1 Plans.


Purchase, Exchange and Redemption
Procedures.  Procedures for the
purchase, exchange and redemption
of each Fund's shares are
identical.  You may refer to the
Prospectus of each Fund for the
purchase, exchange, and redemption
procedures applicable to the
purchases, exchanges and
redemptions of that Fund's shares.
Set forth below is a brief
description of the basic purchase,
exchange, and redemption procedures
applicable to the shares of the
Funds.

Shares of a Fund may be purchased
at the net asset value next
determined after the Fund or its
agent receives a purchase order in
good order, subject to any
applicable sales charge.  Purchases
of shares of any of the Funds may
be made through authorized
investment dealers or directly by
contacting the Funds or the
Distributor, although the
Institutional Class Shares of each
Fund are available for purchase
only by certain groups of
investors.  The minimum initial
investment is $1,000 for Class A,
B, and C Shares.  Subsequent
purchases of such Classes must be
at least $100, except for the
minimum subsequent purchase amount
for new shareholder accounts in the
Decatur Equity Income Fund, which
must be at least $25.  The initial
and subsequent investment minimums
for Class A Shares will be waived
for purchases by officers, trustees
and employees of any fund in the
Delaware Investments Family of
Funds, the Manager or the sub-
adviser or any of their affiliates
if the purchases are made pursuant
to a payroll deduction account.
Shares purchased pursuant to the
Uniform Gifts to Minors Act or the
Uniform Transfers to Minors Act and
shares purchased in connection with
an Automatic Investing Plan are
subject to a minimum initial
purchase of $250; shares purchased
in connection with a Coverdell
Education Savings Account are
subject to an initial purchase of
$500; and a minimum subsequent
purchase of $25 is applicable to
all Funds.  Accounts opened under
the Asset Planner services are
subject to a minimum initial
investment of $2,000 per Asset
Planner strategy selected.  There
are no minimum purchase
requirements for Class R Shares or
the Institutional Classes, but
certain eligibility requirements
must be satisfied.

Each purchase of Class B Shares is
subject to a maximum purchase
limitation of $100,000.  For Class
C Shares, each purchase must be in
an amount that is less than
$1,000,000.  Purchase orders for
more than the maximum amounts will
be rejected, although an investor
may exceed these limitations by
making cumulative purchases over a
period of time.

Each Fund reserves the right to
reject any order for the purchase
of its shares if, in the opinion of
management, such rejection is in
such Fund's best interest.  Each
Fund also reserves the right,
following shareholder notification,
to charge a service fee on non-
retirement accounts that, as a
result of redemption, have remained
below the minimum stated account
balance for a period of three or
more consecutive months.  Each Fund
also reserves the right, upon 60
days' written notice, to redeem
accounts involuntarily that remain
under the minimum initial purchase
amount as a result of redemptions.

Class A Shares of each Fund are
purchased at the offering price,
which reflects a maximum front-end
sales charge of 5.75%; however,
lower front-end sales charges apply
for larger purchases.  Absent a fee
waiver, Class A Shares are also
subject to annual Rule 12b-1 Plan
expenses for the life of the
investment.

Class B Shares of each Fund are
purchased at net asset value and
are subject to a CDSC of: (i) 4.00%
if shares are redeemed within one
year of purchase; (ii) 3.25% if
shares are redeemed during the
second year of purchase; (iii)
2.75% if shares are redeemed during
the third or fourth year following
purchase; (iv) 2.25% if shares are
redeemed during the fourth or fifth
years following purchase; (v) 1.50%
if shares are redeemed during the
sixth year following purchase; and
(vi) 0% thereafter, although the
CDSC may be waived under certain
circumstances.  Absent any fee
waivers, Class B Shares are subject
to annual 12b-1 Plan expenses for
approximately eight years after
purchase, at which time, Class B
shares are subject to automatic
conversion to Class A Shares.

Class C Shares are purchased at net
asset value and are subject to a
CDSC of 1% if shares are redeemed
within 12 months following
purchase, although the CDSC may be
waived under certain circumstances.
Absent any fee waivers, Class C
Shares are also subject to annual
Rule 12b-1 Plan expenses for the
life of the investment.

	Class R Shares are purchased
at the net asset value per share
without the imposition of a front-
end or contingent deferred sales
charge.  Class R Shares are subject
to annual 12b-1 Plan expenses for
the life of the investment.

Institutional Class Shares are
purchased at the net asset value
per share without the imposition of
a front end or contingent deferred
sales charge, or Rule 12b-1 Plan
expenses.

Shares of any Fund will be redeemed
at any time at the net asset value
next determined on the business day
when a redemption request is
received. Requests for redemption
of shares held in certificate form
must be accompanied by the
certificates.  Any applicable
contingent deferred sales charge
will be deducted.  Shares of a Fund
may be exchanged for shares of the
same class in another fund in the
Delaware Investments Family of
Funds without paying a front-end
sales charge or a contingent
deferred sales charge at the time
of the exchange.  The sale of
shares of a Fund, either through
redemption or exchange, is a
taxable event and may result in a
capital gain or loss to
shareholders. Shareholders of the
Acquired Funds will not be charged
sales charges in connection with
the Transaction and it is intended
that the structure of the
Transaction will not create a
taxable event for shareholders.

Dividends, Distributions and Taxes.
Each Acquired Fund declares and
makes payment of dividends from its
net investment income, if any, on
an annual basis and the Decatur
Equity Income Fund declares and
makes payment of dividends from its
net investment income, if any, on a
quarterly basis.  The amount of
these dividends will vary depending
on changes in the Funds' net
investment income.  Payments from
net realized securities profits
(capital gains) of each Fund, if
any, will be distributed annually.
Each Fund automatically reinvests
distributions in additional shares
of that Fund unless you select a
different option, such as to
receive distributions in cash or to
reinvest distributions in shares of
another fund in the Delaware
Investments Family of Funds.

Distributions, whether received in
cash or in additional shares, are
generally subject to income tax. On
May 28, 2003, President Bush signed
into law the Jobs and Growth Tax
Relief Reconciliation Act of 2003
(JAGTRRA), which changes the tax
rates on certain types of
distributions. You should consult
your tax advisor about your
particular tax situation and how it
might be affected by the new tax
law. The tax status of your
dividends from the Fund, subject to
the rules for qualified dividends
enacted by JAGTRRA, is the same
whether you reinvest your dividends
or receive them in cash.
Distributions from the Fund's long-
term capital gains are taxable as
capital gains, while distributions
from short-term capital gains and
net investment income are generally
taxable as ordinary income. The new
tax law reduces the tax rate on
certain qualifying dividends and
long-term capital gains.  Any
capital gain may be taxable at
different rates depending on the
shareholder's holding period for
the shares.  Each Fund notifies its
shareholders annually of the amount
and nature of all dividends and
distributions received from the
Fund in the prior year.  For more
information about the tax
implications of investments in the
Funds, see the current prospectus
of each Fund under the heading
"Dividends, distributions and
taxes," as well as the current
Statement of Additional Information
for the Decatur Equity Income Fund
under the heading "Dividends and
Realized Securities Profits
Distributions and Taxes," the
current Statement of Additional
Information for the Core Equity
Fund under the heading
"Distributions and Taxes," the
current Statement of Additional
Information for the Devon Fund
under the heading "Taxes," and the
current Statement of Additional
Information for the Growth and
Income Fund under the heading
"Taxes."

REASONS FOR THE TRANSACTION

The Boards of Trustees of the
Trusts, on behalf of the Acquired
Funds, have recommended the
Transaction because they believe
that, with the Decatur Equity
Income Fund's better long-term
performance record and lower
expenses, it will benefit each
Acquired Fund's shareholders.
Additionally, with respect to the
Core Equity Fund and the Devon
Fund, the recent asset growth has
been relatively low and the
projected growth in assets may not
be sufficient to continue to offer
competitive performance and high
quality service to shareholders
over the long term. Combining these
Funds will bring the assets in the
Decatur Equity Income Fund to
approximately $1.6 billion, which
is significantly larger than any
Acquired Fund, [and could afford
shareholders the opportunity to
benefit from economies of scale.]

The Plan was presented to the
Boards of Trustees of the Trusts at
a meeting of the Boards on August
21, 2003.  At the meeting, the
Boards questioned management about
the potential benefits and costs to
shareholders of each Acquired Fund.
In deciding whether to recommend
approval of the Transaction to
shareholders, the Boards of
Trustees considered, among other
things: the advantages and
benefits, as well as the
disadvantages and costs to
shareholders; the expense ratios of
the Decatur Equity Income Fund and
each Acquired Fund and the impact
of contractual fees waivers
thereon; [the potential benefits
afforded by a larger fund through
economies of scale (e.g. a fund
with higher aggregate net assets
may also be able to reduce or
eliminate certain duplicative costs
and expenses);] the comparative
investment performance of the
Decatur Equity Income Fund and each
Acquired Fund; the compatibility of
the investment objectives,
policies, restrictions and
investments of each of the Acquired
Funds with those of the Decatur
Equity Income Fund; the tax
consequences of the Transaction;
and the significant experience of
the Manager.  Additionally, each
Board of Trustees believes that the
investment strategy of the Decatur
Equity Income Fund affords a better
opportunity for sustainable
positive results than each Acquired
Fund's investment strategy.

The Boards of Trustees of the
Trusts and the Acquiring Trust
approved the Plan, concluding that
the Transaction is in the best
interests of the shareholders of
each respective Fund and that no
dilution of value would result to
the shareholders of each respective
Fund from the Transaction.  The
Board of each Trust then decided to
recommend that shareholders of the
Acquired Funds vote to approve the
Transaction.  As required by law,
the Trustees approving the Plan and
making the foregoing determinations
included a majority of the Trustees
who are not interested persons of
the Acquired Funds or the Decatur
Equity Income Fund.

For the reasons discussed above,
the Board of Trustees of each
Trust, on behalf of each respective
Acquired Fund, recommends that you
vote FOR the Plan.

If the shareholders of an Acquired
Fund do not approve the Plan, the
Board of Trustees may consider
other possible courses of action
for that Acquired Fund, including
liquidation and dissolution.

INFORMATION ABOUT THE TRANSACTION

This is only a summary of the Plan.
You should read the actual Plan.
It is attached as Exhibit A to the
Joint Proxy Statement/Prospectus
and incorporated herein by
reference.

How will the Transaction be carried
out?

If the shareholders of an Acquired
Fund approve the Plan, the
Transaction will take place after
various conditions are satisfied by
the relevant Trust on behalf of its
Acquired Fund, and by the Acquiring
Trust, on behalf of the Decatur
Equity Income Fund, including the
delivery of certain documents.
Each Trust and the Acquiring Trust
will agree on the Closing Date.  If
the shareholders of an Acquired
Fund do not approve the Plan, the

Transaction will not take place for
that Fund.

If the shareholders of an Acquired
Fund approve the Plan, that Fund
will deliver to the Decatur Equity
Income Fund substantially all of
its assets on the Closing Date.  In
exchange, the Trust, on behalf of
that Acquired Fund, will receive
Decatur Equity Income Fund Shares
to be distributed pro rata by the
Acquired Fund to its shareholders
and the Decatur Equity Income Fund
will assume the liabilities of that
Acquired Fund.  The value of the
assets to be delivered to the
Decatur Equity Income Fund shall be
the value of such assets computed
as of the close of business of the
New York Stock Exchange, Inc.
("NYSE") (normally 4:00 p.m.
Eastern time) on the last business
day prior to the Closing Date.



The stock transfer books of the
Acquired Fund will be permanently
closed as of the close of business
of the NYSE on the day before the
Closing Date.  The Acquired Fund
will accept requests for redemption
only if received in proper form
before that time.  Requests
received after that time will be
considered requests to redeem
Decatur Equity Income Fund Shares.



To the extent permitted by law, the
Trusts and the Acquiring Trust may
agree to amend the Plan without
shareholder approval.  They may
also agree to terminate and abandon
the Transaction at any time before
or, to the extent permitted by law,
after the approval of shareholders
of an Acquired Fund.



Who will pay the expenses of the
Transaction?



The expenses resulting from an
Acquired Fund's participation in a
Transaction will be shared by the
following parties in the
percentages indicated:







Acquired
Fund
Decatur
Equity Income
Fund
The Manager
Core Equity Fund
One-third
Up to $25,000
All remaining expenses
Devon Fund
One-third
One-third
One-third
Growth and Income Fund
One-third
One-third
One-third

What are the tax consequences of
the Transaction?

The Transaction is intended to
qualify as a tax-free
reorganization for federal income
tax purposes under Section
368(a)(1) of the Internal Revenue
Code of 1986, as amended.  Based on
certain assumptions made and
representations to be received from
the Trusts, on behalf of each
Acquired Fund, and for the
Acquiring Trust, on behalf of the
Decatur Equity Income Fund, it is
expected that Stradley Ronon
Stevens & Young, LLP, will provide
a legal opinion that, for federal
income tax purposes, (i)
shareholders of the Acquired Funds
will not recognize any gain or loss
as a result of the exchange of
their shares of the Acquired Funds
for Decatur Equity Income Fund
Shares, and (ii) the Decatur Equity
Income Fund and its shareholders
will not recognize any gain or loss
upon receipt of either Acquired
Fund's assets.

You should consult your tax advisor
regarding the effect, if any, of
the Transaction in light of your
individual circumstances.  You
should also consult your tax
adviser about the state and local
tax consequences, if any, of the
Transaction because this discussion
only relates to the federal income
tax consequences.

What should I know about the
Decatur Equity Income Fund Shares?

If the Transaction is approved,
full and fractional Decatur Equity
Income Fund Shares will be
distributed to shareholders of each
Acquired Fund in accordance with
the procedures described above.
When issued, each share will be
validly issued and fully paid and
non-assessable, freely transferable
and will have full voting rights.
The Decatur Equity Income Fund
Shares will be recorded
electronically in each
shareholder's account.  The Decatur
Equity Income Fund will then send a
confirmation to each shareholder.
As described in its prospectus, the
Decatur Equity Income Fund does not
issue share certificates except for
Class A Shares and Institutional
Class Shares and then only when
requested.  As of the Closing Date,
any certificates representing
shares of the Acquired Funds will
be cancelled.

All shares have noncumulative
voting rights.  This gives holders
of more than 50% of the shares
voting the ability to elect all of
the members of the Board of
Trustees.  If this happens, holders
of the remaining shares voting will
not be able to elect any trustees.

Like the Acquired Funds, the
Decatur Equity Income Fund does not
routinely hold annual meetings of
shareholders.  The Decatur Equity
Income Fund may hold special
meetings for matters requiring
shareholder approval.  A meeting of
that Fund's shareholders may also
be called at any time by the Board
of Trustees or by the chairperson
of the Board or by the president.

What are the capitalizations of the
Funds and what might the
capitalization be after the
Transaction?

The following table sets forth, as
of September 30, 2003, the separate
capitalizations of the Decatur
Equity Income Fund and the Acquired
Funds, and the estimated
capitalization of the Decatur
Equity Income Fund as adjusted to
give effect to the proposed
Transaction.  The capitalization of
the Decatur Equity Income Fund is
likely to be different when the
Transaction is consummated.

Decatur Equity Income Fund -- Core
Equity Fund



Decatur Equity Income Fund
(unaudited)

Core Equity Fund (unaudited)
Decatur Equity Income Fund after
Transaction (estimated)*




Net assets (millions)
$990,408,022
$27,014,154
$1,017,422,176
Total shares outstanding
64,321,794
1,407,091
66,076,788











Decatur Equity Income Fund Class A
(unaudited)

Core Equity Fund
Class A (unaudited)
Decatur Equity Income Fund Class A
after Transaction (estimated)*




Net assets (millions)
$862,547,767
$20,254,496
$882,802,263
Total shares outstanding
56,000,296
1,039,921
57,315,523
Net asset value per share
$15.40
$19.48
$15.40






Decatur Equity Income Fund Class B
(unaudited)

Core Equity Fund
Class B (unaudited)
Decatur Equity Income Fund Class B
after Transaction (estimated)*




Net assets (millions)
$71,789,418
$4,169,825
$75,959,243
Total shares outstanding
4,681,016
228,032
4,952,843
Net asset value per share
$15.34
$18.29
$15.34






Decatur Equity Income Fund Class C
(unaudited)

Core Equity Fund
Class C (unaudited)
Decatur Equity Income Fund Class C
after Transaction (estimated)*




Net assets (millions)
$13,083,243
$2,018,058
$15,101,301
Total shares outstanding
847,869
110,287
978,657
Net asset value per share
$15.43
$18.30
$15.43








Decatur Equity Income Fund Class R
(unaudited)

Core Equity Fund
Class R (unaudited)
Decatur Equity Income Fund Class R
after Transaction (estimated)*




Net assets (millions)
$59,312
$0
$59,312
Total shares outstanding
3,850
0
3,850
Net asset value per share
$15.40
$0
$15.40






Decatur Equity Income Fund
Institutional Class (unaudited)

Core Equity Fund
Institutional Class (unaudited)
Decatur Equity Income Fund
Institutional Class after
Transaction (estimated)*




Net assets (millions)
$42,928,282
$571,775
$43,500,057
Total shares outstanding
2,788,763
28,851
2,825,915
Net asset value per share
$15.39
$19.82
$15.39

Decatur Equity Income Fund -- Devon
Fund



Decatur Equity Income Fund
(unaudited)

Devon Fund
(unaudited)
Decatur Equity Income Fund after
Transaction (estimated)*




Net assets (millions)
$990,408,022
$105,684,188
$1,096,092,210
Total shares outstanding
64,321,794
8,008,256
71,195,509






Decatur Equity Income Fund Class A
(unaudited)

Devon Fund
Class A (unaudited)
Decatur Equity Income Fund Class A
after Transaction (estimated)*




Net assets (millions)
$862,547,767
$40,560,634
$903,108,401
Total shares outstanding
56,000,296
3,017,253
58,634,103
Net asset value per share
$15.40
$13.44
$15.40






Decatur Equity Income Fund Class B
(unaudited)

Devon Fund
Class B (unaudited)
Decatur Equity Income Fund Class B
after Transaction (estimated)*




Net assets (millions)
$71,789,418
$47,161,406
$118,950,824
Total shares outstanding
4,681,016
3,637,061
7,755,423
Net asset value per share
$15.34
$12.97
$15.34








Decatur Equity Income Fund Class C
(unaudited)

Devon Fund
Class C (unaudited)
Decatur Equity Income Fund Class C
after Transaction (estimated)*




Net assets (millions)
$13,083,243
$9,683,848
$22,767,091
Total shares outstanding
847,869
747,195
1,475,468
Net asset value per share
$15.43
$12.96
$15.43






Decatur Equity Income Fund Class R
(unaudited)

Devon Fund
Class R (unaudited)
Decatur Equity Income Fund Class R
after Transaction (estimated)*




Net assets (millions)
$59,312
$14
$59,326
Total shares outstanding
3,850
1
3,852
Net asset value per share
$15.40
$13.44
$15.40






Decatur Equity Income Fund
Institutional Class (unaudited)

Devon Fund
Institutional Class (unaudited)
Decatur Equity Income Fund
Institutional Class after
Transaction (estimated)*




Net assets (millions)
$42,928,282
$8,278,286
$51,206,568
Total shares outstanding
2,788,763
606,746
3,326,663
Net asset value per share
$15.39
$13.64
$15.39


Decatur Equity Income Fund -
Growth and Income Fund



Decatur Equity Income Fund
(unaudited)

Growth and Income
Fund (unaudited)
Decatur Equity Income Fund after
Transaction (estimated)*




Net assets (millions)
$990,408,022
$461,429,821
$1,451,837,843
Total shares outstanding
64,321,794
36,038,631
94,304,767






Decatur Equity Income Fund Class A
(unaudited)

Growth and Income Fund
Class A (unaudited)
Decatur Equity Income Fund Class A
after Transaction (estimated)*




Net assets (millions)
$862,547,767
$321,075,427
$1,183,623,194
Total shares outstanding
56,000,296
25,019,139
76,849,350
Net asset value per share
$15.40
$12.83
$15.40









Decatur Equity Income Fund Class B
(unaudited)

Growth and Income Fund
Class B (unaudited)
Decatur Equity Income Fund Class B
after Transaction (estimated)*




Net assets (millions)
$71,789,418
$81,400,618
$153,190,036
Total shares outstanding
4,681,016
6,412,735
9,987,445
Net asset value per share
$15.34
$12.69
$15.34






Decatur Equity Income Fund Class C
(unaudited)

Growth and Income Fund
Class C (unaudited)
Decatur Equity Income Fund Class C
after Transaction (estimated)*




Net assets (millions)
$13,083,243
$18,795,535
$31,878,778
Total shares outstanding
847,869
1,483,793
2,065,985
Net asset value per share
$15.43
$12.67
$15.43







Decatur Equity Income Fund Class R
(unaudited)

Growth and Income Fund
Class R (unaudited)
Decatur Equity Income Fund Class R
after Transaction (estimated)*




Net assets (millions)
$59,312
$13
$59,325
Total shares outstanding
3,850
1
3,852
Net asset value per share
$15.40
$12.83
$15.40






Decatur Equity Income Fund
Institutional Class (unaudited)

Growth and Income Fund
Institutional Class (unaudited)
Decatur Equity Income Fund
Institutional Class after
Transaction (estimated)*




Net assets (millions)
$42,928,282
$40,158,228
$83,086,510
Total shares outstanding
2,788,763
3,122,963
5,398,135
Net asset value per share
$15.39
$12.86
$15.39

*If the Transaction is approved for
all three Acquired Funds, the
capitalization of the Decatur
Equity Income Fund will be as
follows:

Decatur Equity
Income Fund
Net assets
(millions)
Total shares
outstanding
Net asset value
per share
Class A
Class B
Class C
Class R
Institutional Class
$1,244,438,324
$204,521,268
$43,580,684
$59,338
$91,936,571
80,798,384
13,333,679
2,824,372
3,852
5,973,187
$15.40
$15.34
$15.43
$15.40
$15.39


COMPARISON OF INVESTMENT OBJECTIVES
AND POLICIES

This section describes the key
investment policies of the Funds,
and certain noteworthy differences
between the investment objectives
and strategies of each of the
Acquired Funds as compared to the
Decatur Equity Income Fund.  For a
complete description of the Decatur
Equity Income Fund's investment
policies and risks, you should read
the Decatur Equity Income Fund
Prospectuses, which is included
with this Joint Proxy
Statement/Prospectus.

The investment objectives and
policies of the Core Equity Fund,
the Devon Fund and the Growth and
Income Fund, as compared to the
Decatur Equity Income Fund, are
described in separate sections
below.  Policies or restrictions
that are deemed fundamental may not
be changed without the approval of
the lesser of (i) a majority of the
outstanding shares of the Fund, or
(ii) 67% or more of the shares
represented at a meeting of
shareholders at which the holders
of more than 50% of the outstanding
shares are represented ("Majority
Vote").  Policies or investment
restrictions of a Fund that are
non-fundamental may be changed by
the Board of Trustees without
shareholder approval.  Although
each Fund's objective is non-
fundamental, should the Board
approve a change in a Fund's
objective, the Board of Trustees
would notify shareholders before
the change becomes effective.

Are there any significant
differences between the investment
objectives, strategies and
investment policies of the Core
Equity Fund and the Decatur Equity
Income Fund?

Investment Objectives.  The Core
Equity Fund and the Decatur Equity
Income Fund have similar investment
objectives.  The Core Equity Fund
seeks long-term capital
appreciation.  The Decatur Equity
Income Fund seeks total return.
The principal difference between
the Funds' investment objectives is
that, while both Funds seek
appreciation of capital, the
Decatur Equity Income Fund also
seeks income.  The investment
objective for each Fund is non-
fundamental.

Investment Strategy.  The principal
difference between the Funds'
investment strategies is that,
while both Funds invest in
securities with value
characteristics, the Core Equity
Fund also invests in securities
with growth characteristics.  The
Core Equity Fund uses a blended
style of investing, which is a
combination of value and growth
styles, whereas the Decatur Equity
Income Fund uses a value-oriented
investment approach.  Both Funds
normally invest most of their
assets in equity securities,
particularly common stocks, of
large companies.  The Decatur
Equity Income Fund, however, also
may invest up to 15% of net assets
in high-yield, higher risk
corporate bonds, commonly known as
junk bonds.

While the Funds share similar
attributes, there is a significant
difference between the Funds'
investment strategies regarding
taxable investment income.  Because
the Core Equity Fund seeks long-
term capital appreciation, the Fund
invests primarily in equity
securities that the Manager
believes have the potential for
long-term capital appreciation.
The Decatur Equity Income Fund,
however, invests primarily in
income-producing stocks of large,
well-established companies while
seeking total return, as well as
high yield bonds.  Therefore,
shareholders of the Decatur Equity
Income Fund could receive higher
levels of taxable income than the
shareholders of the Core Equity
Fund due to the Decatur Equity
Income Fund's investment in income-
producing common stocks and high-
yield bonds.



Principal Investments.  Both Funds,
under normal circumstances, will
invest at least 80% of their
respective assets in equity
securities, particularly common
stock of large capitalization
companies.  The Decatur Equity
Income Fund also may invest up to
15% of its net assets in high
yield, higher risk corporate bonds,
commonly known as junk bonds..

Additional Investments.  Although
the Funds normally invest in equity
securities, both Funds may also
invest in other types of
securities.  Each Fund has
different policies regarding these
types of investments.

Convertible securities.
Convertible securities are
typically preferred stocks or
corporate bonds that can be
exchanged for a set number of
shares of common stock at a
predetermined price.  Both Funds
may invest in convertible
securities, although such
investments are not currently a
significant part of either Fund's
strategy.

Foreign securities, American
Depositary Receipts (ADRs) and
Global Depositary Receipts (GDRs).
Foreign securities include
securities that are issued by
foreign corporations.  ADRs are
securities issued by a U.S. bank
(or non-U.S. bank for GDRs) that
represent the bank's holdings of
foreign securities.  The holder of
an ADR or GDR is entitled to the
dividends and gains of the
underlying foreign securities. The
Core Equity Fund may invest up to
10% of total assets in foreign
securities, including ADRs and GDRs
(however, the Fund currently does
not invest in these types of
securities).  The Decatur Equity
Income Fund may invest up to 20% of
total assets in foreign securities,
and may invest in ADRs without
limitation.

Options and futures. An option
represents the right to buy or sell
a security at an agreed upon price
at a future date.  A futures
contract is an agreement to
purchase or sell a security at a
specified price and on a specified
date.  Both Funds may invest in
options and futures for hedging
purposes.  Certain options and
futures may be considered to be
derivative securities.

	Repurchase Agreements.  A
repurchase agreement is an
agreement between a buyer of
securities, such as a Fund, and a
seller of securities in which the
seller agrees to buy the securities
back within a specified time at the
same price the buyer paid for them,
plus an amount equal to an agreed
upon interest rate.  These types of
agreements are often viewed as an
equivalent to cash.  Each Fund may
invest in repurchase agreements as
a short-term investment for a
Fund's cash position.  However,
each Fund must have collateral of
102% of the repurchase price.  Each
Fund may only enter into repurchase
agreements in which the collateral
is comprised of U.S. government
securities.

Restricted securities.  Restricted
securities are privately placed
securities whose resale is
restricted under securities law.
Both Funds may invest in restricted
securities, which include Rule 144A
securities (a particular type of
restricted security that is
eligible for resale only to
qualified institutional buyers).

Illiquid securities.  Illiquid
securities are securities that do
not have a ready market and cannot
be easily sold within seven days at
a price that is approximately equal
to their value as assessed by the
Fund.  The Core Equity Fund may
invest up to 15% of its net assets
in illiquid securities.  The
Decatur Equity Income Fund may
invest up to 10% of its total
assets in illiquid securities.

Temporary Defensive Investments.
Both Funds may invest in a
temporary defensive manner when the
Manager believes that the Fund will
be affected by adverse market
conditions.  When investing in this
manner, the Core Equity Fund may
hold all of its assets in high
quality fixed-income securities,
cash or cash equivalents and the
Decatur Equity Income Fund may hold
a substantial part of its assets in
cash or cash equivalents.  To the
extent that a Fund invests in a
temporary defensive manner, the
Fund may be unable to achieve its
investment objective.

Are there any significant

differences between the investment
objectives, strategies and
investment policies of the Devon
Fund and the Decatur Equity Income
Fund?

Investment Objectives.  The Devon
Fund and the Decatur Equity Income
Fund have identical investment
objectives.  Both Funds seek total
return.  The investment objective
for each Fund is non-fundamental.

Investment Strategy.  Although both
Funds seek total return, the Funds
differ in their investment
strategies.  The Devon Fund invests
primarily in common stocks that
have the potential for above-
average earnings per share growth
over time combined with a high
degree of earnings consistency.
The Decatur Equity Income Fund
invests primarily in income-
producing stocks of large, well-
established companies.
Additionally, the Decatur Equity
Income Fund may also invest up to
15% of its net assets in high-
yield, higher risk corporate bonds,
commonly known as junk bonds.

Principal Investments.  Both Funds
primarily invest in equity
securities, particularly common
stocks but also including
securities that may be converted
into common stock.

Common stock.  The Devon Fund
invests 90% to 100% of its assets
in common stock in accordance with
its investment strategy. The
Decatur Equity Income Fund, under
normal circumstances, will invest
at least 80% of its assets in
equity securities with a particular
focus on common stocks.

Convertible securities.
Convertible securities are
typically preferred stocks or
corporate bonds that can be
exchanged for a set number of
shares of common stock at a
predetermined price.  The Devon
Fund may invest in convertible
securities without limitation;
however, it will not invest more
than 5% of its net assets in
convertible debt securities that
are rated below investment grade by
a nationally recognized statistical
ratings organization, or that are
unrated but deemed to be non-
investment grade.  The Decatur
Equity Income Fund may also invest
in convertible securities, although
such investments are not currently
a significant part of the Fund's
strategy.

Additional Investments.  Although
the Funds normally invest in common
stocks, and to a lesser extent in
convertible securities, both Funds
may also invest in other types of
securities.  Each Fund has
different policies regarding these
types of investments.

Foreign securities and American
Depositary Receipts (ADRs).
Foreign securities include
securities that are issued by
foreign corporations.  ADRs are
securities issued by a U.S. bank
that represent the bank's holdings
of foreign securities.  The holder
of an ADR is entitled to the
dividends and gains of the
underlying foreign securities.
Both Funds may invest in ADRs
without limitation and may make
limited investments in foreign
securities.  In addition, the Devon
Fund may invest without limitation
in securities of Canadian issuers
registered under the Securities
Exchange Act of 1934, as amended.

Options and futures.  An option r
represents the right to buy or sell
a security at an agreed upon price
at a future date.  A futures
contract is an agreement to
purchase or sell a security at a
specified price and on a specified
date.  Both Funds may invest in
options and futures for hedging
purposes.  In addition, the Devon
Fund may invest in options and
futures to gain exposure to a
particular market segment without
purchasing individual securities in
that segment or to earn additional
income for the Fund.  The Devon
Fund may invest in futures and
options on futures if no more than
5% of the Fund's assets are
required as futures contract margin
deposits and premiums on options,
and will limit the obligations
under such investment in futures
and options contracts to not more
than 20% of the Fund's assets.
Certain options and futures may be
considered to be derivative
securities.

Repurchase Agreements. A repurchase
agreement is an agreement between a
buyer of securities, such as a
Fund, and a seller of securities in
which the seller agrees to buy the
securities back within a specified
time at the same price the buyer
paid for them, plus an amount equal
to an agreed upon interest rate.
These types of agreements are often
viewed as an equivalent to cash.
Each Fund may invest in repurchase
agreements as a short-term
investment for a Fund's cash
position, however each Fund must
have collateral of 102% of the
repurchase price.  Each Fund may
only enter into repurchase
agreements in which the collateral
is comprised of U.S. government
securities.

Restricted securities.  Restricted
securities are privately placed
securities whose resale is
restricted under securities law.
Both Funds may invest in Rule 144A
securities, which are a particular
type of restricted security that is
eligible for resale only to
qualified institutional buyers.
The Devon Fund currently limits its
investments in other restricted
securities to no more than 5% of
the Fund's total assets.


Illiquid securities.  Illiquid
securities are securities that do
not have a ready market and cannot
be easily sold within seven days at
a price that is approximately equal
to their value as assessed by the
Fund.  Each Fund may invest up to
10% of its total assets in illiquid
securities.

Temporary Defensive Investments.
Both Funds may invest their assets
in a temporary defensive manner
when the Manager believes that the
Fund will be affected by adverse
market conditions.  When investing
in this manner, each Fund may hold
a substantial part of its assets in
cash or cash equivalents.  To the
extent that a Fund invests in a
temporary defensive manner, the
Fund may not be able to achieve its
investment objective.

Are there any significant
differences between the investment
objectives, strategies and
investment policies of the Growth
and Income Fund and the Decatur
Equity Income Fund?

Investment Objectives.  The Growth
and Income Fund and the Decatur
Equity Income Fund have similar
investment objectives.  The Growth
and Income Fund's primary objective
is capital appreciation, with
current income as a secondary
objective.  The Decatur Equity
Income Fund has an objective of
total return.  The Growth and
Income Fund is similar to a total
return fund, although the Decatur
Equity Income Fund has a somewhat
greater emphasis on current income.
The investment objective for each
Fund is non-fundamental.

Investment Strategy.  Both Funds
have similar value-oriented
investment strategies and both
Funds  invest primarily in common
stocks of large, well-established
companies.  The Decatur Equity
Income Fund has a specific focus on
income producing stocks, and may
also invest up to 15% of its net
assets in high-yield, higher risk
corporate bonds, commonly known as
junk bonds.

Principal Investments.  Both Funds
primarily invest in equity
securities, particularly common
stock of large capitalization
companies.  The Decatur Equity
Income Fund, under normal
circumstances, will invest at least
80% of its assets in equity
securities with a particular focus
on common stocks, and the Growth
and Income Fund will generally
invest 90% to 100% of its net
assets in common stocks.

Additional Investments.  Although
the Funds normally invest in common
stocks, both Funds may also invest
in other types of securities.  Each
Fund has different policies
regarding these types of
investments.

Convertible securities.
Convertible securities are
typically preferred stocks or
corporate bonds that can be
exchanged for a set number of
shares of common stock at a
predetermined price.  Both Funds
may invest in convertible
securities, although such
investments are not currently a
significant part of either Fund's
strategy.

Foreign securities and American
Depositary Receipts (ADRs).
Foreign securities include
securities that are issued by
foreign corporations.  ADRs are
securities issued by a U.S. bank
that represent the bank's holdings
of foreign securities.  The holder
of an ADR is entitled to the
dividends and gains of the
underlying foreign securities.
Both Funds may invest up to 20% of
their total assets in foreign
securities and may invest in ADRs
without limitation.

Options and futures.  An option
represents the right to buy or sell
a security at an agreed upon price
at a future date.  A futures
contract is an agreement to
purchase or sell a security at a
specified price and on a specified
date.  Each Fund may invest in
options and futures for hedging
purposes.  Certain options and
futures may be considered to be
derivative securities.

Repurchase Agreements.  A
repurchase agreement is an
agreement between a buyer of
securities, such as a Fund, and a
seller of securities in which the
seller agrees to buy the securities
back within a specified time at the
same price the buyer paid for them,
plus an amount equal to an agreed
upon interest rate.  These types of
agreements are often viewed as an
equivalent to cash.  Both Funds may
invest in repurchase agreements as
a short-term investment for each
Fund's cash position, however each
must have collateral of 102% of the
repurchase price.  Each Fund may
only enter into repurchase
agreements in which the collateral
is comprised of U.S. government
securities.

Restricted securities. Restricted
securities are privately placed
securities whose resale is
restricted under securities law.
Both Funds may invest in restricted
securities, which include Rule 144A
securities (a particular type of
restricted security that is
eligible for resale only to
qualified institutional buyers).

Illiquid securities.  Illiquid
securities are securities that do
not have a ready market and cannot
be easily sold within seven days at
a price that is approximately equal
to their value as assessed by the
Fund.  The Funds may invest up to
10% of their total assets in
illiquid securities.

Temporary Defensive Investments.
Both Funds may invest their assets
in a temporary defensive manner
when the Manager believes that the
Fund will be affected by adverse
market conditions.  When investing
in this manner, each Fund may hold
a substantial part of its assets in
cash or cash equivalents.  To the
extent that a Fund invests in a
temporary defensive manner, the
Fund may not be able to achieve its
investment objective.

How do the investment restrictions
of the Acquired Funds and the
Decatur Equity Income Fund differ?

All of the Funds have adopted
identical fundamental investment
restrictions, which may not be
changed without the approval of a
Majority Vote of shareholders.
There are, however, differences
between the Funds' non-fundamental
policies, some of which have been
described above.

What are the risks factors
associated with investments in the
Acquired Funds and the Decatur
Equity Income Fund?

Like all investments, an investment
in the Funds involves risk.  There
is no assurance that a Fund will
meet its investment objective.  The
achievement of a Fund's objective
depends upon market conditions
generally and on the Manager's
analytical and portfolio management
skills.  As with most investments
in mutual funds, the best results
are generally achieved when an
investment in a Fund is held for a
number of years.  The investment
risks for the Funds are explained
below.

Market Risk.  Market risk is the
risk that all or a majority of the
securities in a certain market -
like the stock or bond market -
will decline in value because of
factors such as economic
conditions, future expectations or
investor confidence.  The Funds
seek to manage this risk by
maintaining a long-term investment
approach and by focusing on stocks
that the Manager believes can
appreciate over an extended time
frame regardless of interim market
fluctuations.  The Manager does not
try to predict overall stock market
movements and generally does not
trade for short-term purposes.

Industry and Security Risk.
Industry and security risk refers
to the risk that the value of
securities in a particular industry
or the value of an individual stock
or bond will decline because of
changing expectations for the
performance of that industry or for
the individual company issuing the
stock or bond.  Each Fund seeks to
manage this risk by limiting the
amount of its assets invested in
any one industry and in any
individual security.  Each Fund
also follows a rigorous selection
process before choosing securities
for its portfolio

Foreign Risk.  Foreign risk is the
risk that foreign securities may be
adversely affected by political
instability, changes in currency
exchange rates, foreign economic
conditions or inadequate regulatory
and accounting standards.
Investments in ADRs and GDRs, which
represent an indirect ownership in
foreign securities, are subject to
many of the same risks as direct
investments in foreign securities.
The Funds typically invest only a
small portion of their portfolios
in foreign securities.  When a Fund
does purchase foreign securities,
they are often denominated in U.S.
dollars. Currently, the Core Equity
Fund does not exercise its ability
to invest up to 10% in foreign
securities and, therefore, at this
time it does not have any direct
foreign risk.

Futures and Options Risk.  Futures
and options risk is the risk that a
Fund may experience a significant
loss if it employs an options or
futures strategy related to a
security or a market index and that
security or index moves in the
opposite direction from what the
portfolio manager anticipated.
Futures and options also involve
additional expenses, which could
reduce any benefit or increase any
loss to a Fund from using the
strategy.  The Devon Fund is the
only Fund that invests
significantly in futures or
options.  The Funds will buy and
sell futures and options for
defensive purposes, such as to
protect gains in the portfolio
without actually selling a
security.  In addition, the Devon
Fund may invest in options and
futures to gain exposure to a
particular market segment without
purchasing individual securities in
that segment or to earn additional
income for the Fund.

Liquidity Risk.  Liquidity risk is
the possibility that the Funds'
portfolio securities cannot be
readily sold within seven days at
approximately the price that the
Fund values them.  The Funds seek
to mitigate liquidity risk by
limiting its exposure to illiquid
securities.

Interest Rate Risk.  To the extent
that the Decatur Equity Income Fund
invests in high-yield bonds and
that the Funds invest in
convertible debt securities, these
Funds may be affected by adverse
changes in interest rates.  The
Decatur Equity Income Fund attempts
to mitigate this risk by limiting
the amount of high yield bonds on
its portfolio to 15% of net assets.
The interest rate risk of
convertible debt securities may be
offset somewhat by the
convertibility feature.

	Credit Risk.  Because the
Decatur Equity Income Fund may
invest in high-yield bonds, the
Fund is at risk that a bond's
issuer may be unable to make timely
payments of interest and principal.
The Decatur Equity Income Fund
seeks to mitigate this risk by
limiting the amount of high-yield
bonds in its portfolio to 15% of
the Fund's net assets.  In
addition, the Fund typically
invests in bonds rated BB or B, and
does not invest in bonds rated
lower than C or Ca, by a nationally
recognized statistical ratings
organization, or, if unrated, that
the Manager believes are of
comparable quality.  The Fund also
combines careful, credit-oriented
bond selection and the Manager's
commitment to hold a diversified
selection of high-yield bonds to
further reduce the Fund's credit
risk.

VOTING INFORMATION

How many votes are necessary to
approve the Plan?

Provided that a quorum is present,
the approval of the Plan for each
Acquired Fund requires the
affirmative vote of the lesser of
(i) more than 50% of the
outstanding voting securities of
the Fund, or (ii) 67% or more of
the voting securities of the Fund
present at the Meeting, if the
holders of more than 50% of the
Fund's outstanding voting
securities are present or
represented by proxy.  Each
shareholder will be entitled to one
vote for each full share, and a
fractional vote for each fractional
share, of an Acquired Fund held on
the Record Date.  If sufficient
votes to approve the proposal for
an Acquired Fund are not received
by the date of the Meeting, the
Meeting may be adjourned with
respect to that Fund to permit
further solicitations of proxies.
The holders of a majority of shares
of an Acquired Fund entitled to
vote at the Meeting and present in
person or by proxy (whether or not
sufficient to constitute quorum)
may adjourn the Meeting with
respect to that Fund.  The Meeting
may also be adjourned by the
chairperson of the Meeting.


Abstentions and broker non-votes
will be included for purposes of
determining whether a quorum is
present at the Meeting and will
have the dame effect as a vote
"against" the Plan.  It is not
anticipated that the Acquired Funds
will receive any broker non-votes.

How do I ensure my vote is
accurately recorded?

You may attend the Meeting and vote
in person.  You may also vote by
completing and signing the attached
proxy card and mailing it in the
enclosed postage paid envelope.  A
proxy card is, in essence, a
ballot.  If you simply sign and
date the proxy but give no voting
instructions, your shares will be
voted in favor of the Plan and in
accordance with the views of
management upon any unexpected
matters that come before the
Meeting or adjournment of the
Meeting.  You may also call toll-
free to vote by telephone, or you
may vote using the Internet.  The
insert accompanying this Proxy
Statement describes how to vote
using these methods.


Can I revoke my proxy?

You may revoke your proxy at any
time before it is voted by sending
a written notice to the Trust for
your Fund expressly revoking your
proxy, by signing and forwarding to
the Trust a later-dated proxy, or
by attending the Meeting and voting
in person.  If your shares are held
through a broker-dealer and you
wish to vote your shares in person
at the Meeting, you must obtain a
"legal proxy" from your broker-
dealer and present it to the
Inspector of Elections at the
Meeting.


What other matters will be voted
upon at the Meeting?

The Board of Trustees of each Trust
does not intend to bring any
matters before the Meeting other
than that described in this proxy.
It is not aware of any other
matters to be brought before the
Meeting by others.  If any other
matter legally comes before the
Meeting, proxies for which
discretion has been granted will be
voted in accordance with the views
of management.

Who is entitled to vote?

Only shareholders of record of each
Acquired Fund at the close of
business on October 31, 2003 (the
"Record Date") will be entitled to
vote at the Meeting.  As of the
Record Date, there were [______]
outstanding shares of the Core
Equity Fund, [______] outstanding
shares of the Devon Fund and
[______] outstanding shares of the
Growth and Income Fund.

What other solicitations will be
made?

This proxy solicitation is being
made by the Board of Trustees of
each Acquired Fund for use at the
Meeting.  The cost of this proxy
solicitation will be shared as set
forth above under "Information
About the Transaction." In addition
to solicitation by mail,
solicitations also may be made by
advertisement, telephone, telegram,
facsimile transmission or other
electronic media, or personal
contacts.

In addition to solicitation
services to be provided by D.F.
King & Co., Inc. ("D.F. King"), as
described below, proxies may be
solicited by the Trustees, officers
and employees of each Trust and the
Acquiring Trust (none of whom will
receive compensation therefor in
addition to their regular salaries)
and/or regular employees of the
Manager or other service providers,
or any of their affiliates.
Arrangements will also be made with
brokerage houses and other
custodians, nominees and
fiduciaries to forward solicitation
materials to the beneficial owners
of the Acquired Fund's shares, and
such persons will be reimbursed for
their expenses.

The Acquired Fund has retained D.F.
King at a fee estimated not to
exceed [$______,] plus
reimbursement of reasonable out-of-
pocket expenses, to assist in the
solicitation of proxies (which
amount is included in the estimate
of total expenses above).  The Fund
has also agreed to indemnify D.F.
King against certain liabilities
and expenses, including liabilities
under the federal securities laws.
D.F. King anticipates that
approximately 50 of its employees
may solicit proxies.  D.F. King is
located at 77 Water Street, New
York, New York 10005.

INFORMATION ABOUT THE DECATUR
EQUITY INCOME FUND

Information about the Decatur
Equity Income Fund is included in
the Decatur Equity Income Fund
Prospectuses, which is attached to
and considered a part of this Proxy
Statement/Prospectus.  Additional
information about the Decatur
Equity Income Fund is included in
its Statement of Additional
Information dated January 31, 2003
(as amended May 31, 2003) and the
Statement of Additional Information
dated November 17, 2003 (relating
to this Prospectus/Proxy
Statement), each of which is
incorporated by reference herein.
You may request free copies of the
Statements of Additional
Information, which have been filed
with the SEC, by calling
1-800-523-1918 or by writing to the
Acquiring Trust at Attention:
Account Services, 2005 Market
Street, Philadelphia, PA 19103-
7094. It is anticipated that a new
7095. prospectus and statement of
7096. additional information for
7097. the Decatuar Equity Income
7098. Fund will be availa
7099. ble in late January, 2004 and
7100. will b
7101. e delivered to shareholders
7102. of the Acquired Funds when
7103. available.  These documents
7104. will supersede the current
7105. Decatur Equity Income Fund
7106.  Prospectuses and statement
7107. of additional information,
7108. and will be incorporated by
7109. reference into this Joint
7110. Proxy Statement/Prospectus at
7111. that time.

This Prospectus/Proxy Statement,
which constitutes part of a
Registration Statement filed by the
Decatur Equity Income Fund with the
SEC under the Securities Act of
1933, as amended, omits certain of
the information contained in the
Registration Statement.  Reference
is hereby made to the Registration
Statement and to the exhibits and
amendments thereto for further
information with respect to the
Decatur Equity Income Fund and the
shares it offers.  Statements
contained herein concerning the
provisions of documents are
necessarily summaries of such
documents, and each such statement
is qualified in its entirety by
reference to the copy of the
applicable document filed with the
SEC.

INFORMATION ABOUT THE CORE EQUITY
FUND

Information about the Core Equity
Fund is included in its current
Prospectus dated June 30, 2003 (as
supplemented August 22, 2003),
Annual Report to Shareholders dated
June 27, 2003, Statement of
Additional Information for the
fiscal year ended April 30, 2003
[(as supplemented ________ ___,
2003)], and the Statement of
Additional Information dated
November 17, 2003 (relating to this
Proxy Statement/Prospectus), each
of which is incorporated by
reference herein.  You may request
free copies of these documents,
which have been filed with the SEC,
by calling 1-800-523-1918 or by
writing to the Trust at Attention:
Account Services, 2005 Market
Street, Philadelphia, PA 19103-
7094.


INFORMATION ABOUT THE DEVON FUND

Information about the Devon Fund is
included in its current Prospectus
dated December 31, 2002 (as
supplemented July 10, 2003 and
August 22, 2003), Annual Report to
Shareholders for the fiscal year
ended October 31, 2002, Semiannual
Report to Shareholders for the
fiscal period ended April 30, 2003,
Statement of Additional Information
dated December 31, 2002 (as amended
May 1, 2003 [and as supplemented
________ ___, 2003]), and the
Statement of Additional Information
dated November 17, 2003 (relating
to this Proxy
Statement/Prospectus), each of
which is incorporated by reference
herein.  You may request free
copies of these documents, which
have been filed with the SEC, by
calling 1-800-523-1918 or by
writing to the Trust at Attention:
Account Services, 2005 Market
Street, Philadelphia, PA 19103-
7094.


INFORMATION ABOUT THE GROWTH AND
INCOME FUND

Information about the Growth and
Income Fund is included in its
current Prospectus dated January
31, 2003 (as supplemented May 1,
2003 and August 22, 2003), Annual
Report to Shareholders for the
fiscal year ended November 30,
2002, Semiannual Report to
Shareholders for the fiscal period
ended May 31, 2003, Statement of
Additional Information dated
January 31, 2003 (as amended May 1,
2003 [and as supplemented ________
___, 2003]), and the Statement of
Additional Information dated
November 17, 2003 (relating to this

Proxy Statement/Prospectus), each
of which is incorporated by
reference herein.  You may request
free copies of these documents,
which have been filed with the SEC,
by calling 1-800-523-1918 or by
writing to the Trust at Attention:
Account Services, 2005 Market
Street, Philadelphia, PA 19103-
7094.



INFORMATION ABOUT EACH FUND

Each Fund files proxy materials,
reports, and other information with
the SEC in accordance with the
informational requirements of the
1934 Act and the 1940 Act.  These
materials can be inspected and
copied at the public reference
facilities maintained by the SEC,
Room 1200, 450 Fifth Street, N.W.,
Washington, D.C. 20549-0102.  Also,
copies of such material can be
obtained from the Public Reference
Branch, SEC, 450 Fifth Street,
N.W., Washington, D.C. 20549-0102,
at prescribed rates or from the
SEC's Internet site at
http:\\www.sec.gov.  To request
information regarding the Funds,
you may also send an e-mail to the
SEC at publicinfo@sec.gov.



PRINCIPAL HOLDERS OF SHARES

On the Record Date, the officers
and Trustees of each Trust, as a
group, [owned less than 1%] of the
outstanding voting shares of each
Acquired Fund.

To the best knowledge of each
Acquired Fund, as of the Record
Date, no person, except as set
forth in the table below, owned of
record 5% or more of the
outstanding shares of any class of
that Acquired Fund.  Each Acquired
Fund has no knowledge of beneficial
ownership.


[TO BE PROVIDED]


On the Record Date, the officers
and trustees of the Acquiring
Trust, as a group, [owned less than
1%] of the outstanding shares of
the Decatur Equity Income Fund.

To the best knowledge of the
Decatur Equity Income Fund, as of
the Record Date, no person, except
as set forth in the table below,
owned of record 5% or more of the
outstanding voting shares of each
class of the Decatur Equity Income
Fund.  The Decatur Equity Income
Fund has no knowledge of beneficial
ownership.


[TO BE PROVIDED]



EXHIBIT TO JOINT
PROXY STATEMENT/PROSPECTUS

Exhibit

A	Form of Agreement and Plan of
Reorganization between each Trust
(on behalf of each Acquired Fund)
and the Acquiring Trust (on behalf
of the Decatur Equity Income Fund).


OTHER DOCUMENTS INCLUDED WITH THE
JOINT PROXY STATEMENT AND
PROSPECTUS

Exhibit

A	Prospectus[es] of the Decatur
Equity Income Fund, dated January
31, 2003, as previously filed via
EDGAR is incorporated into this
filing by reference to Post-
Effective Amendment No. 120 filed
January 31, 2003. [add language -
"as supplemented"?]

B	Annual Report to Shareholders
of the Decatur Equity Income Fund
for the fiscal year ended November
30, 2002 as previously filed via
EDGAR on January 28, 2003 is
incorporated herein by reference.

C	Semiannual Report to
Shareholders of the Decatur Equity
Income Fund for the period ended
May 31, 2003 as previously filed
via EDGAR on July 30, 2003 is
incorporated herein by reference.

1 Please note there is a separate
Agreement and Plan for each
Acquired Fund, the terms of which
are substantially similar. For
clarity of presentation, this
combined Prospectus/Proxy Statement
refers to each separate
reorganization of an Acquired Fund
into the Decatur Equity Income Fund
as "the Transaction."



















9